UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2007

KIMBALL HILL, INC.

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	333-133278 (Commission File Number)	36-2177380 (IRS Employer Identification No.)

5999 New Wilke Road, Suite 504

Rolling Meadows, Illinois 60008

(Address of principal executive offices, including zip code)

(847) 364-7300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Regulation FD Disclosure.

The correspondence from David K. Hill to all employees of Kimball Hill, Inc. furnished as Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL HILL, INC.

Date: March 30, 2007	/s/ Eugene K. Rowehl
	By:	Eugene K. Rowehl
	Its:	Senior Vice President and Chief Financial
Officer